Exhibit 99.1

ThinkEquity September 21, 2004

Safe Harbor Caution Regarding Forward-Looking Statements The following presentation contains forward-looking statements, based on management's current views and expectations, estimates and projections about the industry, beliefs and certain assumptions made by management, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning matters that are not historical facts or that necessarily depend upon future events. In some cases, you can identify forward-looking statements by words such as "believes," "anticipates," "estimates," "expects," "projections," "may," "potential," "plan," "continue" and words of similar import. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Homestore, its subsidiaries, divisions and concepts to be materially different from those expressed or implied in such statements. Homestore cannot guarantee future results, levels of activity, performance or achievements. These factors include, but are not limited to, those listed in "Risk Factors" sections contained in documents that Homestore files with the Securities Exchange Commission, including but not limited to its most recent annual report on Form 10-K and its most recent reports on Form 8-K and Form 10-Q. You should not place undue reliance on these forward- looking statements. Any forward-looking statements included in this presentation are made as of the date of this presentation, and except as required by law, Homestore assumes no responsibility for updating any forward-looking statements to reflect subsequent events or circumstances. All forward-looking statements are qualified by these cautionary statements.

Homestore: Stock Snapshot Exchange / Ticker: NASDAQ NM / HOMS Share Price as of 9/17/04 $2.05 Shares Outstanding: 146.5 million* Market Cap: $300 million Average Daily Volume: 802k 52 week Range: $1.81 - $5.95 Revenue (TTM): $223 million Cash and Investments (June 30): $35.2 million * Includes issuance of 20 million shares pursuant to settlement of shareholder class action lawsuit

What We Do We create media and technology solutions to promote and connect Real Estate Professionals and other Advertisers to Consumers before, during and after a move.

Market Opportunity Homestore Solutions Post-Move Pre-Move Sources: NAR, REAL Trends, US Census Bureau, SEC Filings, National Apartment Association $ Billions $8.5 - 9.0 Billion 30% REALTORS(r) Home Builders Rental Managers Estimated spend by segment 52% 18%

Business Segment Overview Online Media REALTOR.com(r) RENTNET(r) HomeBuilder.com(tm) Retail Advertising Q2 2004 Revenue $56.8m 66% 12% Software TOP PRODUCER(r) WyldFyre(tm) Computers for Tracts(tm) Offline Media (Print) Welcome Wagon(r) Homestore(r) Plans & Publications 22%

Diversified Revenue Streams


29%
61%
10%

Subscription
- Classified listings
- Top Producer ASP
- Templated web sites
- Welcome Wagon

Variable Ad Buys
- Display Advertising
- Consumer Home Plans

Software / Technology
- Custom web sites
- Software segment, excluding Top Producer ASP

Time Period: Q2 2004

homestore™
7

Homestore Traffic Leadership Minutes / Month Source: comScore Media Metrix August 2004 *Real Estate category comparable listings sites with over 200 unique users per month, does not include portals, foreclosure sites or sites operated by brokers, builders or REITS Nearly 300 million minutes spent on the Homestore Network 64% of total minutes* 81% for resale and new homes

Homestore Content Leadership Real Estate Listings Existing Homes: Apartments: New Homes: 2 million+ listings 6 million units 75k available homes Tools & Calculators School Reports Salary Calculator Credit Analyzer - Cost of Living Comparison Mortgage Calculator Lender Directory Moving Checklist Relocation Crime Reports

Real Estate Consumers are Online 1995 1997 1999 2001 2003 Internet 0.02 0.18 0.37 0.41 0.71 Newspaper 0.51 0.51 0.43 0.41 0.41 Internet Newspaper Source: The 2002, 2003 NAR Profile of Home Buyers and Sellers. Use of media at some point in the home search process. Consumers increasingly prefer the Internet

Classified Ad Trends $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 1999 2000 2001 2002 2003 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Newspaper Classifieds - Help Wanted Newspaper Classifieds - Real Estate % Classifieds on Internet - Help Wanted and Real Estate $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 1999 2000 2001 2002 2003 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Newspaper Classifieds - Help Wanted Newspaper Classifieds - Real Estate % Classifieds on Internet - Help Wanted Help Wanted ($ millions) Source: NAA, Morgan Stanley Research

Emerging Business Models HOMS Rent.com Lending Tree NewHomeSource Apartments.com Self Full Service Level Many Few Consumers Yahoo / Overture Google

Emerging Business Models HOMS Rent.com Lending Tree NewHomeSource Apartments.com Self Full Service Level Many Few Consumers Yahoo / Overture Google HOMS Consumer Traffic Real Estate Listings Industry Sponsorship Technology

Q2 2004 Highlights 2nd Quarter of yr/yr revenue growth (5%) Record gross margins of 77% Improved profitability across all segments Significant growth in overall company EBITDA

Q1 Q2 Q3 Q4 Q1 Q2 Revenue Media Services $ 36.0 $ 35.6 $ 35.5 $ 36.5 $ 37.6 $ 37.7 Software 6.9 7.0 7.1 6.8 7.1 6.8 Print 12.0 11.3 12.5 11.6 11.4 12.3 Total 54.9 53.9 55.1 54.9 56.1 56.8 EBITDA* $ (4.1) $ (7.6) $ (4.8) $ (0.8) $ 0.6 $ 2.1 Cash Balance (including short-term investments) $ 70.0 $ 55.7 $ 52.7 $ 35.5 $ 41.1 $ 35.2 Selected Financial Results *Operating income (loss) excluding restructuring, impairment and certain other non-cash expenses, principally stock-based charges, depreciation and amortization. 2003 2004 ($ millions)

2004 Revenue Trends Q1 2004 Q1 2004 Q2 2004 Q2 2004 Qtr/Qtr Yr/Yr Qtr/Qtr Yr/Yr Media Services 3.1% 4.6% 0.2% 6.0% Realtor.com 5.0% 7.2% 0.3% 9.6% Retail Advertising 13.1% 45.8% 2.5% 31.5% Software 3.6% 2.8% (3.9%) (3.0%) Print (1.3%) (5.2%) 7.9% 8.6% Total 2.2% 2.3% 1.3% 5.4%

Q2 2004 Segment Profitability Media Software Print Corporate* Total Gross Margin 84% 68% 60% - 77% Operating Expenses S&M 44% 23% 40% - 41% Product Development 7% 32% 1% - 8% G&A 13% 16% 21% 12% 27% Unallocated - - - 8% 8% Operating Income (loss) 20% (3%) (1%) (20%) (8%) EBITDA 21% 3% 0% (11%) 4% *Corporate Profitability measured against total company revenue